UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 23, 2026

Verastem, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-35403	27-3269467
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

117 Kendrick Street, Suite 500, Needham, MA	02494
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (781) 292-4200

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.0001 par value per share	VSTM	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

 Item 7.01 Regulation FD Disclosure.

On June 23, 2026, Verastem, Inc. (the “Company” or “Verastem”) posted a presentation to its website, which the Company intends to use during its previously announced investor conference call and webcast to review the preliminary data from the ongoing TARGET-D 101 Phase 1/2 clinical trial evaluating VS-7375, an investigational oral KRAS G12D (ON/OFF) inhibitor, in patients with advanced KRAS G12D-mutated solid tumors, on June 23, 2026, at 4:30 p.m. Eastern Time. A copy of the presentation is furnished hereto as Exhibit 99.1 to this Current Report on Form 8-K.

Item 8.01 Other Events.

On June 23, 2026, the Company also (i) announced preliminary data from the ongoing TARGET-D 101 Phase 1/2 clinical trial evaluating VS-7375 in patients with advanced KRAS G12D-mutated solid tumors and provided an update on the status of expected key milestones in the development of VS-7375 and (ii) announced its intent to enter into an agreement with Erasca, Inc. (together with Verastem, collectively, the "Companies") to evaluate VS-7375, Verastem’s oral KRAS G12D (On/Off) inhibitor, in combination with ERAS-0015, Erasca, Inc.’s investigational, oral panRAS molecular glue, across KRAS G12D mutant solid tumor models. Subject to the execution of a definitive agreement and the outcome of the preclinical evaluation, the Companies intend to explore future clinical trial collaboration to evaluate the combination in patients with advanced solid tumors.

Efficacy Results of TARGET-D 101 Phase 1/2 Dose Escalation & Dose Expansion Trial

In the TARGET-D 101 trial, dose-escalation is ongoing at 1200 milligram (“mg”) per day (“QD”). In updated pharmacokinetic (“PK”) data, the 900 mg QD dose continued to achieve target plasma levels of VS-7375 and provides clear separation from the 600 mg QD dose. As of the June 12, 2026 data cutoff, VS-7375 demonstrated anti-tumor activity at multiple dose levels, including 400 mg QD, 600 mg QD and 900 mg QD both as monotherapy and in combination with anti-epidermal growth factor receptor (“EGFR”) therapy, across multiple KRAS G12D-driven tumors, including metastatic pancreatic ductal adenocarcinoma (“mPDAC”), metastatic colorectal cancer (“mCRC”) and advanced non-small cell lung cancer (“NSCLC”). In addition, patient follow-up continues to mature across both monotherapy and combination cohorts.

Metastatic PDAC

•	Clinical activity observed at 900 mg QD monotherapy in previously treated mPDAC, with evidence of dose-dependent anti-tumor activity between 600 mg QD and 900 mg QD
•	93% (13/14) of heavily pretreated patients (with two to four lines of previous lines of therapy) with mPDAC receiving 900 mg QD monotherapy achieved greater than 50% reduction in the tumor marker CA19-9. All 14 evaluable patients had elevated baseline CA19-9 levels (less than 37 units per milliliter) and at least one scheduled on-treatment CA19-9 assessment. All patients remain on treatment.
•	Preliminary data suggest the combination with the anti-EGFR antibody cetuximab is associated with deeper and more rapid tumor reductions, even at a subtherapeutic VS-7375 dose of 400 mg QD.
•	Combination cohorts in previously treated mPDAC demonstrate combinability with standard-of-care chemotherapy, gemcitabine plus Nab-paclitaxel (“Gem/NabP”). VS-7375 600 mg QD in combination with full-dose Gem/NabP has been dose limiting toxicity-cleared (“DLT-cleared”), with enrollment ongoing with 900 mg QD plus full-dose Gem/NabP.
•	Among patients with mPDAC who had received at least one prior therapy, 7 of more than 20 patients enrolled at the 600 mg QD dose level and 1 of more than 20 patients enrolled in the 900 mg QD dose level had completed at least six months of follow-up.

Metastatic CRC

•	In the mCRC cohort, preliminary efficacy signals were observed with full dose cetuximab at both the 600 mg QD and 900 mg QD dose levels of VS-7375.
•	VS-7375 900 mg QD in combination with full dose cetuximab was DLT-cleared in May 2026, with no overlapping toxicities observed to date. Additional patients will be enrolled at this dose level in the TARGET-D 203 Phase 2 registration-directed mCRC trial.
•	Follow-up remains early in the mCRC cohort, with no patients out of 20+ at 600 mg QD in combination with full dose cetuximab having more than six months of follow-up.

Advanced NSCLC

•	In the advanced NSCLC cohort, preliminary efficacy was observed at 600 mg QD monotherapy.
•	Follow-up remains early in the NSCLC cohort, with only one out of more than 20 patients having more than six months of follow-up.
•	The 900 mg QD dose level in advanced NSCLC will be studied in the registration-directed TARGET-D 202 Phase 2 study.

Safety & tolerability results from TARGET-D 101 Phase 1/2 Dose Escalation & Dose Expansion Trial

Across monotherapy and combination cohorts in TARGET-D 101, VS-7375 continued to demonstrate a favorable safety profile, consistent with prior observations and supported by increasing patient exposure and longer follow-up. As of the June 12, 2026 data cutoff, VS-7375 has demonstrated a favorable safety profile at both the 600 mg QD (n=57) and 900 mg QD (n=25) dose levels.

•	Treatment-related adverse events (“TRAEs”) were primarily low-grade nausea, vomiting and diarrhea, which generally diminished over time, with reduced incidence after the second cycle dosing. The majority of the gastrointestinal side effects were effectively managed with standard supportive care measures, with only one reported Grade 3 case of nausea at the 900 mg QD dose that resolved in four days after optimization of anti-emetic agents. A very low frequency of rash was observed in either the 600 mg QD or 900 mg QD dose level and no rash above Grade 1 was observed.

•	TRAEs occurring in more than one patient were largely confined to the first treatment cycle and attenuated substantially thereafter among patients with at least 29 days of follow-up receiving VS-7375 at both the 600 mg QD (n=51) and 900 mg QD (n=22) dose levels.
•	No unexpected adverse events (“AEs”) were observed, and rates of Grade 3 AEs remained low.
•	No clinically meaningful cytopenias or liver function abnormalities were reported at either the 600 mg QD or 900 mg QD dose level.
•	The limited dose-response relationship observed is consistent with a localized irritant effect rather than systemic toxicity.
•	Emerging longer-term follow-up data is encouraging, with no clinically significant cumulative toxicities observed to date.

Expected Key Milestones

•	Report an update on the TARGET-D 101 trial in the second half of 2026.
•	Complete target enrollment in TARGET-D 101 PDAC and NSCLC monotherapy cohorts of approximately and mCRC cetuximab combination cohorts by the end of June 2026.
•	Announce first patient dosed in the TARGET-D 202 and TARGET-D 203 clinical trials in mid-2026.
•	Complete enrollment across all three TARGET-D Phase 2 trials by the end of 2026.
•	Meet with the U.S. Food and Drug Administration before the end of the year to review Phase 3 pivotal trial designs in first-line mPDAC, mCRC and advanced NSCLC.
•	Enroll the first patient in each of the Phase 3 pivotal trials in the first half of 2027.

Note Regarding Forward-Looking Statements

This Current Report on Form 8-K includes forward-looking statements about, among other things, the Company’s programs and product candidates, strategy, future plans and prospects, including the expected outcome and clinical benefits of the development of VS-7375, the timing of completing enrollment in the TARGET-D 101 trial cohorts, the expected timing of a data update from the TARGET-D 101 trial in the second half of 2026, the timing of first patient initiations in the TARGET-D 202 and TARGET-D 203 clinical trials, the timing of completing enrollment across all three Phase 2 TARGET-D trials, the Company's planned meeting with the U.S. Food and Drug Administration to review Phase 3 pivotal trial designs in first-line mPDAC, mCRC and advanced NSCLC, the expected timing of enrolling the first patient in each of the Phase 3 pivotal trials by the first half of 2027, the expected safety and tolerability profile of VS-7375 across monotherapy and combination regimens, the potential clinical value of VS-7375 in combination with ERAS-0015 as part of the intended preclinical collaboration with Erasca, Inc., and the Companies' intention to explore a future clinical trial collaboration to evaluate such combination in patients with advanced solid tumors beginning in 2027. The words “anticipate,” “believe,” “estimate,” “expect,” “intend,” “may,” “plan,” “predict,” “project,” “target,” “potential,” “will,” “would,” “could,” “should,” “continue,” “can,” “promising” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. Each forward-looking statement is subject to risks and uncertainties that could cause actual results to differ materially from those expressed or implied in such statement, including that preclinical studies and any positive preliminary, initial “top-line,” and interim data from our clinical trials of our product candidates may not necessarily be predictive of the results of ongoing or later clinical trials and that intended agreements with third parties may not be consummated.

Item 9.01. Financial Statements and Exhibits

Exhibit No.	Description

99.1	Investor Presentation, dated June 23, 2026
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VERASTEM, INC.

Dated: June 23, 2026	By:	/s/ Daniel W. Paterson
Daniel W. Paterson
President and Chief Executive Officer